PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
PROPERTY, PLANT AND EQUIPMENT, NET.
Schedule of property, plant and equipment, net

	As of December 31,
	2022	2023
	RMB	RMB
Software and electronic equipment	77,693	83,723
Buildings	34,764	34,764
Leasehold improvements	90,720	92,879
Total	203,177	211,366
Less: accumulated depreciation	(112,238)	(149,029)
Construction in progress	9,666	1,060
Property, plant and equipment, net	100,605	63,397